UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of the earliest event reported): November 9, 2021

Commission file number: 333-249533

FORTITUDE GOLD CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	85-2602691
(State of Other Jurisdiction of incorporation or Organization)	(I.R.S. Employer Identification No.)

2886 Carriage Manor Point, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (719) 717-9825

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
N/A	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events

On November 9, 2021, Fortitude Gold Corporation (the “Company” or “FGC”) issued the attached news release entitled “Fortitude Gold Announces Golden Mile Resource”, wherein the Company reported the results of its Initial Assessment Technical Report Summary (“TRS”) for the Company’s Golden Mile Property in Mineral County, Nevada. The TRS was prepared by Qualified Persons (“QP”) for FGC management and an independent consultant.

Highlights

●	Indicated Mineral Resource of 78,500 gold ounces at 1.13 grams per tonne
●	Inferred Mineral Resource of 84,500 gold ounces at 1.10 grams per tonne
●	Mineralization remains open both along strike and at depth
●	Maiden Resource supported by 17,440 meters of drilling in 150 holes
●	Potential to expand Mineral Resource and/or upgrade through additional infill and step-out drilling
●	Initial Mineral Resource located on patented claims
●	Condemnation drilling underway to confirm locations for heap leach pad, process facilities and waste storage facilities

Mineral Resource Inventory at Golden Mile, Mineral County, Nevada, USA

(as of September 30, 2021)1 2 3 4

Class	Tonnes	Short Tons	Au (g/t)[5]	Au (opst)[6]	Au (oz)[7]
Indicated	2,160,000	2,380,000	1.13	0.033	78,500
Inferred	2,400,000	2,640,000	1.10	0.032	84,500

1.	Reported at a cutoff of 0.34 g/t Au (0.010 opst).
2.	Whole block diluted estimates are reported within an optimized pit shell.
3.	Mineral Resources do not have demonstrated economic viability.
4.	Totals may not sum exactly due to rounding.
5.	“g/t” = gram/metric tonne.
6.	“opst” = ounces per short ton
7.	“oz” = Troy ounce

Mineral Resource

The modeling and estimation of Mineral Resources presented for the Golden Mile Property is based on technical data and information available as of September 30, 2021.  This report was prepared as an Initial Assessment TRS in accordance with the Securities and Exchange Commission’s S-K 1300 guidelines. The purpose of this TRS is to review the geology, mineralization, and previous work on the property, provide Mineral Resource estimates and prepare recommendations for further work.

Qualified Persons

The QPs who prepared this report are specialists in the fields of geology, exploration, and Mineral Resource estimation and classification. The following individuals, by virtue of their education, experience and professional association, are considered QPs for this report and are members in good standing of appropriate professional institutions. The QPs are either employees of FGC, and therefore, not independent, or an independent consultant, independent of FGC. The qualified persons who prepared this report are Mr. Fred Brown, Mr. Barry Devlin and Ms. Joy Lester.  QP certificates of authors are provided in Appendix B of the full report

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are furnished with this report:

96.1Initial Assessment Technical Report Summary

96.2	Consent of Barry D. Devlin with respect to Initial Assessment Technical Report Summary of the Golden Mile Project
96.3	Consent of Fred H. Brown with respect to Initial Assessment Technical Report Summary of the Golden Mile Project
96.4	Consent of Joy L. Lester with respect to Initial Assessment Technical Report Summary of the Golden Mile Project

99.1 News Release dated November 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2021	FORTITUDE GOLD CORPORATION

	By:	/s/ Jason D. Reid
Jason D. Reid, Chief Executive Officer